SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 16, 2000
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-25691                       13-4051921
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.     Acquisition or Disposition of Assets.
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     The  registrant  hereby amends its Current  Report on Form 8-K, dated March
16, 2000 by filing financial statements of the acquired business, Cablecom Holdings AG, and certain pro forma financial information for the registrant.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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                                                                           Page
                                                                           ----

(a)    Financial Statements of Businesses Acquired

       Cablecom Holdings AG and Subsidiaries

         Consolidated Financial Statements, Year Ended 31 December 1999......4

(b)   Pro Forma Financial Information

      NTL Incorporated and Subsidiaries

         Unaudited Pro Forma Financial Data.................................32


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

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Gregg N. Gorelick
                                              ---------------------------------
                                              Name:    Gregg N. Gorelick
                                              Title:   Vice President-Controller



Dated: May 10, 2000



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